Exhibit 19
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                    Ford Credit Auto Loan Master Trust
Ford Motor Credit Company     Asset Backed Certificates                                02/13/01 09:14 AM
Investor Reporting System  v2.7     Monthly Statement                                     01/01 Activity
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 Principal Receivables                                FCARC                          Investor
                                                      -------------------            -------------------
  Beginning Principal Receivables                          $5,572,557,399.15               $1,630,000,000.00
   Current Floating Allocation Pct.                              77.36914946%                    22.63085054%

  Total Adj. Principal Collections                         $1,982,845,079.92               $1,060,603,148.18

  Principal Default Amounts                                            $0.00                           $0.00
   As a Percentage of Collections                                 0.00000000%                     0.00000000%

  Monthly Principal Amortized                                                                $880,000,000.00

  Ending Principal Receivables                             $6,512,319,470.52                 $750,000,000.00
   New Floating Allocation Pct.                                  89.67272091%                    10.32727909%

 Interest Collections                                 FCARC                          Investor
                                                      -------------------            -------------------
  Total Interest Collections                                  $54,590,240.10                  $15,967,909.34
-------------------------------------------------------------------------------

 Early Amortization Triggered?                                                       Yes              No
                                                                                     ---              --
  1.  Breach of covenants or agreements made in the                                                    x
      PSA and uncured for 45 days
  2.  Breach of any representation or warranty made                                                    x
      in the PSA and uncured for 60 days
  3.  Bankruptcy, insolvency or receivership of FMCC,                                                  x
      FCARC, or Ford
  4.  FCARC is an investment company within the                                                        x
      meaning of the ICA of 1940
  5.  Failure of FCARC to convey Receivables pursuant                                                  x
      to the PSA
  6.  Available Subordinated Amount has been reduced                                                   x
      to less than the Required Subordinated Amount
  7.  Servicer Default has occurred                                                                    x
  8.  Average monthly payment rate for past three                                                      x
      periods is less than 20%
  9.  Used vehicle percentage exceeds 10% for two                                                      x
      collection periods
 10.  Interest rate swap is terminated in accordance                                                   x
      with its terms
 11.  Outstanding principal amount of the certificates                                                 x
      is not repaid by the expected payment date
 Principal Receivables                                                               Trust Total
                                                                                     -------------------
  Beginning Principal Receivables                                                         $7,202,557,399.15
   Current Floating Allocation Percentage                                                      100.00000000%

  Total Adjusted Principal Collections                                                    $3,043,448,228.10
   Payment Rate                                                                                       42.26%
   Principal Collections                                                                  $2,691,050,220.56
   Principal Collection Adjustments                                                         $352,265,903.34
   Principal Collections for Status Dealer Accounts                                             $132,104.20

  Principal Default Amounts                                                                           $0.00
   As a Percentage of Collections                                                                0.00000000%

  Aggregate New Principal Receivables                                                     $3,103,210,299.47

  Ending Principal Receivables                                                            $7,262,319,470.52
   New Floating Allocation Percentage                                                          100.00000000%

 Interest Collections                                                                Trust Total
                                                                                     -------------------
  Total Interest Collections                                                                 $70,558,149.44
   Interest Collections                                                                      $70,515,873.28
   Interest Collections for Status Dealer Accounts                                                $7,697.42
   Recoveries on Receivables Written Off                                                         $34,578.74

  Monthly Yield                                                                                       11.76%

  Used Vehicle Principal Receivables Balance                                                $136,944,861.42
                                                                                                       1.89%

 Status Dealer Accounts                                                              Trust Total
                                                                                     -------------------
  Beginning Balance                                                                           $1,161,497.09
   Principal Collections                                                                        $132,104.20
   Principal Write Offs                                                                               $0.00
   Interest Collections                                                                           $7,697.42
  Ending Balance                                                                              $1,029,392.89

 Subordination and Participation                                                     Trust Total
                                                                                     -------------------
  Incremental Subordinated Amount                                                                     $0.00
   Overconcentration Amount                                                                           $0.00
   Installment Amount                                                                                 $0.00
   Other Ineligible Amounts                                                                           $0.00
  Available Subordinated Amount                                                             $181,111,111.10
  Required Subordinated Amount                                                              $181,111,111.10

  Required Participation  4.00%                                                             $100,400,000.00
  Required Participation and Subordinated Amount                                            $281,511,111.10

  Current Participation Amount                                                            $6,512,319,470.52
   Current Participation Percentage                                                                 2313.34%
  Current Participation Shortfall                                                                     $0.00

  Available Seller Collections                                                            $2,037,435,320.02
  Subordinated Draw Amount                                                                            $0.00
  Reserve Fund Deposit                                                                                $0.00
  Available Seller Collections to FCARC                                                   $2,037,435,320.02
 Series Allocations                                                                  1996-1
                                                                                     -------------------
  Certificates                                                                              $400,000,000.00
   Current Floating Allocation Percentage                                                        5.55358295%

  Total Adjusted Principal collections                                                      $338,040,844.04
  Principal Default Amounts                                                                           $0.00
  Total Interest Collections                                                                  $3,918,505.36

 Source and Use of Funds                                                             1996-1
                                                                                     -------------------
   Investor Interest Funding Account Balance                                                  $3,918,505.36
   Investment and Net Swap Proceeds                                                            ($251,838.69)
   Reserve Fund Balance                                                                       $2,800,000.00
  Total Investor Collections and Reserve Fund                                                 $6,466,666.67

   Certificates Outstanding                                                                 $800,000,000.00
   Certificate Rate                                                                                  5.5000%
   Days in Interest Period                                                                               30
  Current Interest Due                                                                        $3,666,666.67
  Net Trust Swap Receipts not req. to be paid                                                         $0.00
  Prior months Swap Receipts payable this month                                                       $0.00
  Current Interest Paid                                                                       $3,666,666.67
  Current Interest Shortfall                                                                          $0.00

  Additional Interest Due                                                                             $0.00
  Additional Interest Paid                                                                            $0.00
  Additional Interest Shortfall                                                                       $0.00

  Deferred Interest Due                                                                               $0.00
  Deferred Interest Paid                                                                              $0.00
  Deferred Interest Shortfall                                                                         $0.00

  Servicing Fees Due FMCC  1.00%                                                                $666,666.67
  Servicing Fees Paid                                                                           $666,666.67
  Servicing Fees Shortfall                                                                            $0.00

  Deferred Servicing Fees Due FMCC                                                                    $0.00
  Deferred Servicing Fees Paid                                                                        $0.00
  Deferred Servicing Fees Shortfall                                                                   $0.00

   Reserve Fund Required Amount                                                                       $0.00
  Reserve Fund Deposit (Draw) Amount                                                         ($2,800,000.00)

  Current Investor Default Amount Due                                                                 $0.00
  Current Investor Default Amount Paid                                                                $0.00
  Current Investor Default Amount Shortfall                                                           $0.00

  Deferred Investor Default Amount Due                                                                $0.00
  Deferred Investor Default Amount Paid                                                               $0.00
  Deferred Investor Default Amount Shortfall                                                          $0.00

  Asset Composition Premium                                                                           $0.00
  Excess Servicing (Deficiency) Amount                                                                $0.00

 Subordination and Participation                                                     1996-1
                                                                                     -------------------
  Incremental Subordinated Amount                                                                     $0.00
  Available Subordinated Amount                                                              $44,444,444.44
  Required Subordinated Amount                                                               $44,444,444.44

  Required Participation  4.00%                                                              $32,000,000.00
  Required Participation and Subordinated Amount                                             $76,444,444.44

  Subordinated Draw Amount                                                                            $0.00
  Reserve Fund Deposit                                                                                $0.00

  Reserve Fund Balance                                                                                $0.00

  Controlled Distribution Amount                                                            $400,000,000.00
  Principal Funding Account Balance                                                         $800,000,000.00
  Excess Funding Account Balance                                                                      $0.00
  Principal Payment Amont                                                                   $800,000,000.00
  Pool Factor                                                                                0.000000000000

  Interest Funding Account Balance                                                           $22,000,000.02
  Interest Payment Date?                                                                                  Y
  Cum. Net Trust Swap Receipts not req. to be paid                                                    $0.00
  Interest Payment Amount Due                                                                $22,000,000.02
  Interest Payment Amount Paid                                                               $22,000,000.02
  Interest Payment Amount Shortfall                                                                   $0.00

 Distributions to Holders of Certificates                                            1996-1
 (per $1,000 denomination certificate)                                               -------------------
  Total Amount Distributed                                                                  $1,027.50000003
  Total Amount Allocable to Principal                                                       $1,000.00000000
  Total Amount Allocable to Interest                                                           $27.50000003

 Series Allocations                                                                  1996-2
                                                                                     -------------------
  Certificates                                                                              $480,000,000.00
   Current Floating Allocation Percentage                                                        6.66429955%

  Total Adjusted Principal collections                                                      $405,649,012.85
  Principal Default Amounts                                                                           $0.00
  Total Interest Collections                                                                  $4,702,206.43

 Source and Use of Funds                                                             1996-2
                                                                                     -------------------
   Investor Interest Funding Account Balance                                                  $4,702,206.43
   Investment and Net Swap Proceeds                                                           $1,091,945.60
   Reserve Fund Balance                                                                       $3,360,000.00
  Total Investor Collections and Reserve Fund                                                 $9,154,152.03

   Certificates Outstanding                                                                 $960,000,000.00
   Certificate Rate                                                                                  6.8894%
   Days in Interest Period                                                                               30
  Current Interest Due                                                                        $5,511,504.00
  Net Trust Swap Receipts not req. to be paid                                                         $0.00
  Prior months Swap Receipts payable this month                                                 $330,441.60
  Current Interest Paid                                                                       $5,841,945.60
  Current Interest Shortfall                                                                          $0.00

  Additional Interest Due                                                                             $0.00
  Additional Interest Paid                                                                            $0.00
  Additional Interest Shortfall                                                                       $0.00

  Deferred Interest Due                                                                               $0.00
  Deferred Interest Paid                                                                              $0.00
  Deferred Interest Shortfall                                                                         $0.00

  Servicing Fees Due FMCC  1.00%                                                                $800,000.00
  Servicing Fees Paid                                                                           $800,000.00
  Servicing Fees Shortfall                                                                            $0.00

  Deferred Servicing Fees Due FMCC                                                                    $0.00
  Deferred Servicing Fees Paid                                                                        $0.00
  Deferred Servicing Fees Shortfall                                                                   $0.00

   Reserve Fund Required Amount                                                                       $0.00
  Reserve Fund Deposit (Draw) Amount                                                         ($3,360,000.00)

  Current Investor Default Amount Due                                                                 $0.00
  Current Investor Default Amount Paid                                                                $0.00
  Current Investor Default Amount Shortfall                                                           $0.00

  Deferred Investor Default Amount Due                                                                $0.00
  Deferred Investor Default Amount Paid                                                               $0.00
  Deferred Investor Default Amount Shortfall                                                          $0.00

  Asset Composition Premium                                                                           $0.00
  Excess Servicing (Deficiency) Amount                                                                $0.00

 Subordination and Participation                                                     1996-2
                                                                                     -------------------
  Incremental Subordinated Amount                                                                     $0.00
  Available Subordinated Amount                                                              $53,333,333.33
  Required Subordinated Amount                                                               $53,333,333.33

  Required Participation  4.00%                                                              $38,400,000.00
  Required Participation and Subordinated Amount                                             $91,733,333.33

  Subordinated Draw Amount                                                                            $0.00
  Reserve Fund Deposit                                                                                $0.00

  Reserve Fund Balance                                                                                $0.00

  Controlled Distribution Amount                                                            $480,000,000.00
  Principal Funding Account Balance                                                         $960,000,000.00
  Excess Funding Account Balance                                                                      $0.00
  Principal Payment Amont                                                                   $960,000,000.00
  Pool Factor                                                                                0.000000000000

  Interest Funding Account Balance                                                           $16,901,945.60
  Interest Payment Date?                                                                                  Y
  Cum. Net Trust Swap Receipts not req. to be paid                                                    $0.00
  Interest Payment Amount Due                                                                $16,901,945.60
  Interest Payment Amount Paid                                                               $16,901,945.60
  Interest Payment Amount Shortfall                                                                   $0.00

 Distributions to Holders of Certificates                                            1996-2
 (per $1,000 denomination certificate)                                               -------------------
  Total Amount Distributed                                                                  $1,017.60619333
  Total Amount Allocable to Principal                                                       $1,000.00000000
  Total Amount Allocable to Interest                                                           $17.60619333

 Series Allocations                                                                  1997-1
                                                                                     -------------------
  Certificates                                                                              $750,000,000.00
   Current Floating Allocation Percentage                                                       10.41296804%

  Total Adjusted Principal collections                                                      $316,913,291.29
  Principal Default Amounts                                                                           $0.00
  Total Interest Collections                                                                  $7,347,197.55

 Source and Use of Funds                                                             1997-1
                                                                                     -------------------
   Investor Interest Funding Account Balance                                                  $7,347,197.55
   Investment and Net Swap Proceeds                                                            ($105,468.75)
   Reserve Fund Balance                                                                       $2,625,000.00
  Total Investor Collections and Reserve Fund                                                 $9,866,728.80

   Certificates Outstanding                                                                 $750,000,000.00
   Certificate Rate                                                                                  5.7688%
   Days in Interest Period                                                                               30
  Current Interest Due                                                                        $3,605,468.75
  Net Trust Swap Receipts not req. to be paid                                                         $0.00
  Prior months Swap Receipts payable this month                                                       $0.00
  Current Interest Paid                                                                       $3,605,468.75
  Current Interest Shortfall                                                                          $0.00

  Additional Interest Due                                                                             $0.00
  Additional Interest Paid                                                                            $0.00
  Additional Interest Shortfall                                                                       $0.00

  Deferred Interest Due                                                                               $0.00
  Deferred Interest Paid                                                                              $0.00
  Deferred Interest Shortfall                                                                         $0.00

  Servicing Fees Due FMCC  1.00%                                                                $625,000.00
  Servicing Fees Paid                                                                           $625,000.00
  Servicing Fees Shortfall                                                                            $0.00

  Deferred Servicing Fees Due FMCC                                                                    $0.00
  Deferred Servicing Fees Paid                                                                        $0.00
  Deferred Servicing Fees Shortfall                                                                   $0.00

   Reserve Fund Required Amount                                                               $2,625,000.00
  Reserve Fund Deposit (Draw) Amount                                                                  $0.00

  Current Investor Default Amount Due                                                                 $0.00
  Current Investor Default Amount Paid                                                                $0.00
  Current Investor Default Amount Shortfall                                                           $0.00

  Deferred Investor Default Amount Due                                                                $0.00
  Deferred Investor Default Amount Paid                                                               $0.00
  Deferred Investor Default Amount Shortfall                                                          $0.00

  Asset Composition Premium                                                                           $0.00
  Excess Servicing (Deficiency) Amount                                                        $3,011,260.05

 Subordination and Participation                                                     1997-1
                                                                                     -------------------
  Incremental Subordinated Amount                                                                     $0.00
  Available Subordinated Amount                                                              $83,333,333.33
  Required Subordinated Amount                                                               $83,333,333.33

  Required Participation  4.00%                                                              $30,000,000.00
  Required Participation and Subordinated Amount                                            $113,333,333.33

  Subordinated Draw Amount                                                                            $0.00
  Reserve Fund Deposit                                                                                $0.00

  Reserve Fund Balance                                                                        $2,625,000.00

  Controlled Distribution Amount                                                                      $0.00
  Principal Funding Account Balance                                                                   $0.00
  Excess Funding Account Balance                                                                      $0.00
  Principal Payment Amont                                                                             $0.00
  Pool Factor                                                                                1.000000000000

  Interest Funding Account Balance                                                            $3,605,468.75
  Interest Payment Date?                                                                                  N
  Cum. Net Trust Swap Receipts not req. to be paid                                                    $0.00
  Interest Payment Amount Due                                                                         $0.00
  Interest Payment Amount Paid                                                                        $0.00
  Interest Payment Amount Shortfall                                                                   $0.00

 Distributions to Holders of Certificates                                            1997-1
 (per $1,000 denomination certificate)                                               -------------------
  Total Amount Distributed                                                                      $0.00000000
  Total Amount Allocable to Principal                                                           $0.00000000
  Total Amount Allocable to Interest                                                            $0.00000000


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